John Hancock Variable Insurance Trust

Supplement dated February 27, 2012

to the Prospectus dated May 2, 2011

Core Allocation Trust

Core Disciplined Diversification Trust

Core Balanced Trust

A meeting of the shareholders of each Acquired Fund set forth below has been scheduled for Tuesday, April 17, 2012 to seek approval of the  reorganization into the corresponding Acquiring Fund.  Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on Friday, April 27, 2012.

Acquired Fund	Acquiring Fund
Core Allocation Trust	Lifestyle Growth Trust
Core Disciplined Diversification Trust	Lifestyle Growth Trust
Core Balanced Trust	Lifestyle Growth Trust

Each Acquired Fund is a fund of funds.  Although not required to do so, each Acquired Fund currently invests a substantial portion of its assets in a particular underlying fund (the “Principal Underlying Fund”), the Core Allocation Plus Trust in the case of the Core Allocation Trust, the Disciplined Diversification Trust in the Core Disciplined Diversification Trust, and the Balanced Trust in the case of the Core Balanced Trust.  In connection with the reorganizations, it is anticipated that each Acquired Fund will redeem a significant portion of its assets from its Principal Underlying Fund and reinvest these assets in other appropriate JHVIT funds prior to the closing of the reorganizations.